UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                  SCHEDULE 13D
                                 (Rule 13d-101)

                    UNDER THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. 1)*

                     Franklin Consolidated Mining Co., Inc.
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                                (Name of Issuer)


                          Common Stock, $.01 Par Value
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                         (Title of Class of Securities)


                                    35355910
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                                 (CUSIP Number)


  Andrew Cosentino, Esq., Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel
         153 East 53rd Street, New York, New York 10022 (212) 801-9200
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                 (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)


                                  July 10, 1996
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            (Date of Event which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934
(Act) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

Item 2. Identity and Background

            On January 11, 1996 Christopher W. Johnson submitted his resignation as trustee of Whitey Bear Trust. On July 10, 1996 Anthony DiMatteo accepted appointment as new trustee of Whitey Bear Trust.

Item 4. Purpose of Transaction.

            On or about July 10, 1996, Gems & Minerals Corp. ("Gems") expressed to Franklin Consolidated Mining Co., Inc. ("Franklin") Gems' desire and intention to explore structures to lead to the combination of certain of their respective businesses. This expression followed transactions among Gems, certain of its affiliates, and Franklin in recent days. On July 3, 1996 Gems and Franklin entered into an agreement for Franklin to acquire the Gold Hill Mill, a permitted modern milling facility located in Boulder County, Colorado from Colino Oro Molino, Inc. ("COM"), an affiliate of Gems, for $2,500,000 of consideration. On July 8, 1996, various parties entered into an agreement for Zeus No. 1 Investments ("Zeus"), a joint venture formed by Gems and Franklin, to acquire the rights to certain agreements which would allow Zeus to mill mine dump material located on fourteen mine dumps in the immediate vicinity of the Gold Hill Milling facility. The properties subject to the July 3, 1996 and July 8, 1996 agreements were part of the properties originally the subject of a non-binding letter of intent between Gems and Franklin dated June 5, 1996 which the parties mutually agreed not to consummate shortly after executing the same. That non-binding letter of intent has expired by its terms.

Item 7. Material to be Filed as Exhibits.

          Exhibit                   Description
          -------                   -----------

             A Agreement by Gems, Island and the Trust to file this Amendment on behalf of all of the same.

             B Non-binding Letter of Intent dated June 5, 1996 between Gems and Franklin.

SIGNATURE

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: July l2, 1996

                                        ISLAND INVESTMENT CORPORATION
                                        GEMS & MINERALS CORP.

                                     By /s/ Anthony DiMatteo
                                        ----------------------------------
                                        Anthony DiMatteo
                                        Secretary and Treasurer
                                        of Island Investment Corporation and
                                        Gems & Minerals Corp.

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: July 12, 1996

                                        WHITEY BEAR TRUST

                                     By /s/ Anthony DiMatteo
                                        ----------------------------------
                                            Anthony DiMatteo
                                            Trustee

                                   EXHIBIT A

SIGNATURE

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct and hereby agree that this statement is being filed on behalf of Gems, Island and the Trust.

Date: July l2, 1996

                                        ISLAND INVESTMENT CORPORATION
                                        GEMS & MINERALS CORP.

                                     By /s/ Anthony DiMatteo
                                        ----------------------------------
                                        Anthony DiMatteo
                                        Secretary and Treasurer
                                        of Island Investment Corporation and
                                        Gems & Minerals Corp.

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct and hereby agree that this statement is being filed on behalf of Gems, Island and the Trust.

Date: July 12, 1996

                                        WHITEY BEAR TRUST

                                     By /s/ Anthony DiMatteo
                                        ----------------------------------
                                            Anthony DiMatteo
                                            Trustee